SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of West Chester, Commonwealth of Pennsylvania, on this 7th day of April, 2006.

By:	RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
(REGISTRANT)
By:	/s/Donald W. Britton
Donald W. Britton President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints Julie E. Rockmore, Michael A. Pignatella, Scott Kreighbaum, James Shuchart and Kimberly J. Smith and each of them individually, such person's true and lawful attorneys and agents with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign for such person and in such person's name and capacity indicated below, any and all amendments to this Registration Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorneys to any and all amendments (pre-effective and post-effective amendments).

Signature	Title		Date

/s/ Donald W. Britton	President	)
Donald W. Britton	(principal executive officer))
)
/s/ Robert P. Browne	Director	)
Robert P. Browne		)
)
/s/ Carol V. Coleman	Director	)
Carol V. Coleman		)
)
/s/ Brian D. Comer	Director	)
Brian D. Comer		)
)
/s/ R. Michael Conley	Director	)	April 7, 2006
R. Michael Conley		)
)
/s/ James R. Gelder	Director	)
James R. Gelder		)
)
/s/ James F. Lille	Director	)
James F. Lille		)
)
/s/ Curtis W. Olson	Director	)
Curtis W. Olson		)
)
/s/ Steven T. Pierson	Chief Accounting Officer	)
Steven T. Pierson		)
)
/s/ Howard L. Rosen	Director	)
Howard L. Rosen		)
)
/s/ Catherine H. Smith	Director	)
Catherine H. Smith		)
)
/s/ Charles B. Updike		)
Charles B. Updike	Director	)
)
/s/ Ross M. Weale		)
Ross M. Weale	Director	)
)
/s/ David A. Wheat		)
David A. Wheat	Director and Chief Financial Officer	)
)